                                                                   Exhibit 10.6



                                LEASE CONTRACT
                                --------------


     THIS LEASE CONTRACT, made and entered into this the 16th day of November, 1988, by and between WILLIAM C. FRANCIS, Agent, for Sally Bailey Francis Heirs, of Cookeville, Tennessee, Party of the FIRST PART, hereinafter called the LESSOR and MOUNTAIN LAND AND RECLAMATION, INC. by: JOHN BAUGUES, President, Post Office Box 1626, Knoxville, Tennessee, 37901, Party of the SECOND PART, hereinafter called the LESSEE.

                              W I T N E S S E T H:
                              --------------------

     THAT for and in consideration of the premises and of the rents and royalties hereinafter reserved and the covenants and agreements hereinafter contained to be observed by the LESSEE, the LESSOR does hereby let, demise, and lease unto LESSEE, all of the Seams of coal underlying the hereinafter described boundaries of land with the exception of the Darby seam of coal previously leased to Karst-Robbins Coal Co., Inc. of Louellen, Kentucky, by lease dated 31st day of August, 1984; for a period of Twenty (20) years from date hereof, or until all of the mineable and merchantable coal in said Seams, hereby leased is exhausted. The LESSEE is to have the exclusive right and privilege to deep mine, strip and auger all the mineable and merchantable coal on the tract of land hereinafter described.

     Tract 1: All that tract or parcel of land lying and being in Harlan County,
     --------
     Kentucky, on the waters of Clover Fork of Cumberland River and Bounded and described as follows, to-wit:

     All the tract or parcel of land lying and being in Harlan County, Kentucky, on the waters of Clover Fork of Cumberland River and bounded and described as follows, to-wit: Beginning at three small maples on the North bank of said Clover Fork opposite the mouth of Pine Branch; thence with the line of Boyd Kelley N. 37.20 E. 2.79 poles to the Southwest corner of the store building now used as a residence by J. W. Kelley; N. 17.40 E 8.10 poles to a stake



                                      (1)
     in orchard 11 feet north of corner between Boyd Kelley and Wiley Holmes; Thence with said Holmes line also with fence N. 17.10 E 14.39 poles to a white oak at fence corner; thence with fence and line of Hampton Short N
     17.20 E 14.13 poles to a hickory; N. 15.15 E. 11.79 poles; N. 17 E. 4.61
     Poles, N. 9.45 E. 3.75 poles N. 3.30 W 6.19 poles; N. 13.35 W 3.47 poles;
     N. 8.20 W. 4.08 poles to a stake on a point ridge, two small white oaks pointers a corner to the land deeded by J. W. Kelley to James Deering; thence with lines of same around the hillside, N. 46.14 E. 30.92 poles to a beech; N. 15.57 W 17.14 poles to a lynn; thence N. 9 E. 16.79 poles to a stake in a drain a corner to tract conveyed by John Kelley; thence with line of same down the hill S 49.30 E. 33.75 poles to three white walnut sprouts on the West bank of Big Laurel Branch; thence down same with its meanders S. 21.50 W. 4.88 poles; S. 8.45 W. 10.90 poles, S. 54.15 W. 8.70 poles, S. 1.50 W. 19.54 poles; S. 1.20 E. 10.54 poles, S.. 17.20 W. 4.24 poles, S. 51.30 W. 6.29 poles, S. 21.50 W. 10.34 poles, S. 3.35 E 7.80 poles, S. 20 W 5.48 poles, S 30.50 E. 5.47 poles to the County road and continuing the same course in all eight poles to Clover Fork; thence down same S. 50 W 6.50 poles to the line of tract deeded by Wm. Shuler to Asher Coal Mining Company; thence with line of same N. 29 W. 5.35 poles to a cross on a rock on top of a high bank, S 33.50 W. 8.53 poles to a cross on a rock at fence corner; thence with line of land of Wiley Holmes N 71.25 W.
     6.04 poles, S. 22.15 W 18.22 poles to a small double maple on North bank of Clover 'fork; thence down same so as to include the bed of river to the lines of tracts deeded by W. F. Hall & Co., to Asher Coal Mining Company and by Jerry Lynn, to T. J. Asher, N 67.10 W 19.94 poles to the beginning, containing 22.60 acres, and being the same land conveyed to Asher Coal Mining Company by deed of John W. Kelly and Lucinda Kelly dated April 24, 1918, and recorded in Harlan County Clerk's Office, in Deed Book 35, page 336.

     Tract 2; Beginning at a hickory about 14 inches in diameter standing on
     --------
     East side of Laurel Branch; thence across said branch northwestwardly course with the line of the James Deering land to an ash about 10 inches in diameter standing in a small drain; thence continuing with said Deering line down the hill southwestwardly direction to a stake near the three small dogwoods at northwest corner of the tract of land conveyed to Dr. G.
     P. Bailey, by Asher Coal Mining Company, known as the John W. Kelly tract; thence down the hill with said Bailey's line a southeastwardly course to a stake on west side of said branch and in line of the lands of said Bailey and said Deering near three small walnuts; thence up the west side of said branch with the line between the lands of said Deering and of the tract hereby conveyed to a stake on west side of said branch and near the same; thence eastwardly crossing said branch with said Deering line to the Beginning.

     This deed is to include and does convey all the right, title, interest and claim first party's have or hold reason of Will of Dr G. P. Bailey, in and to all the lands he owned on the head waters of Clover Fork and its tributaries in Harlan County,


                                      (2)

     Kentucky. Will recorded in Will Book 2, Page 33, January 6, 1927, in Harlan County Court, Harlan, Kentucky.

     Tract 3: Being 111.25 acres of land, more or less, lying and being on
     --------
     Clover Fork of Cumberland River, Harlan County, Kentucky, and the same land owned by H. J. Short, at the time of his death, and which desceded to the grantors hereto, by the law of descent, which is shown by Affidavit of Descent duly recorded in Deed Book 66, Page 522, Harlan County Court Clerk's Office, and being the same land conveyed to the said H. J. Short by deed duly recorded in Deed Book_______, at Page _______, Harlan County clerk's office, and bounded and described as follows:

     BEGINNING at two black oaks, on the point of the ridge about 400 feet North of James A. Short's house, corner of said short and corner of G. A. Eversole lands; thence up and with the crest of said ridge, and said Eversole's line same being a conditional line made by and between Isaac Kelly and H. J. Short; thence N. 80-00 E. 225 feet; N. 47-00 E. 365 feet;
     N. 54 30 E. 425 feet; N. 52 30 E. 270 feet; N. 65 30 E. 500 feet; N. 84 30
     E. 320 feet; S 87 45 E. 400 feet; S. 89 00 E. 235 feet to a stone marked "U.S." with two chestnut oak pointers; thence down and with the crest of last named ridge, with U.S. painted line leaving Eversole S. 21 30 W. 430 feet; S. 15 00 W. 110 feet; S. 5)) E 400 feet; S. 6 00 W. 187 feet stone marked "U. S."; thence leaving U.S. painted line and with line of Tract three, S. 8-20 E. 67.3 feet; S. 13 35 E. 57.2 feet; S. 3 30 E. 102.1 feet;
     S. 9 45 W. 194.5 feet; S 17 20 W 233.1 feet to a white oak, in the field at the corner of fence and on top of said ridge; thence leaving the ridge with fence N. 72 00 W 740 feet to a stake, at the Southeast corner of the graveyard lot; N. 41 30 W 115 feet to a stake, at corner of fence, the N.W. corner of the Ballard T. Kelley lands; S 53 00 W. 1345 feet to a stake at corner of fence at a drain, about 115 feet S. 80 E. from the southeast corner of Bascom Huff, Concrete Block House; thence N. 600 00 E. 214 feet to Northeast corner of said Huff's fence; N. 20 00 W. 237 feet to the Northwest corner of the fence; S. 60 30 W. 198 feet to the Southwest corner of said Huff's fence; N 28 30 W. 258 feet a poplar at the Southeast corner of the J. A. Short tract; N. 5 00 E. 70 feet to a stake in a sag; thence N. 21 30 W. 550 feet to the beginning, containing by survey, 111.25 acres, Run on Magnetic Meridian 1930.


                                    ARTICLE I

USE The LESSEE shall have the right to occupy and use so much of the surface of
---
said premises as may be required to conduct its mining operations on the premises and to remove its coal therefrom, but for no other purposes whatsoever.



                                      (3)

                                   ARTICLE II

REFUSE The LESSEE shall have the right to deposit refuse from the mine workings
------
of the seams hereby demised upon the surface of the leased premises, but must do so in accordance with the Reclamation Laws of the Federal Government and the State of Kentucky, which may be in force from time to time. Said refuse is to be dumped or deposited on said land so as not to damage the surface any more than is necessary.


                                   ARTICLE III

MINERAL AND TIMBER RESERVATIONS The LESSOR reserves the right to carry on by
-------------------------------
himself or agents or assigns, in and upon the leased premises such operations as the LESSOR may deem proper or convenient for or in connection with the discovery, extraction, utilization or removal of all natural gas, petroleum, oil, and other minerals, timber reserved, herein and all other products of the leased premises not specifically granted to the LESSEE, none of which are to unreasonably interfere with the rights granted LESSEE herein or any operation of LESSEE conducted in accordance with those rights.


                                   ARTICLE IV

RESERVATIONS It is distinctly understood between the parties hereto that with
------------
the exception of the seams and beds of coal hereby demised and the timber and surface right hereby granted, the above described land, with all the rights and appurtenances thereunto belonging, shall be and remain the property of the LESSOR as fully as if this contract and lease had not been made, with full right in the LESSOR and his agents of ingress and egress on the premises for the exercise of said reserved rights, PROVIDED, HOWEVER, that all rights reserved to the LESSOR are to be exercised so as not to unreasonably interfere with the operation which is carried on by the LESSEE hereunder.




                                      (4)

                                    ARTICLE V

MINIMUM ROYALTY    The LESSEE covenants and agrees to pay to the LESSOR for the
---------------
use and enjoyment of the premises aforesaid, irrespective of the amount of coal mined, a certain yearly rental of Ten Thousand Dollars ($10,000.00), per annum, beginning six (6) months from date mining permit is approved, or Two (2) years from date of lease, whichever come first, at the office of the LESSOR, to WILLIAM C. FRANCIS, agent for Sally Baiely Francis Heirs, Cookeville,
Tennessee, 37901. If LESSEE begins to mine coal from the demised premises before said date, the MINIMUM Royalty from that time is to begin.


                                   ARTICLE VI

ROYALTY    The LESSEE does further agree to pay to the LESSOR upon all coal
-------
mined from the premises herein described Eight Percent (8%) of the gross sale price of coal, F. 0. B. the tipple or Sales agent or One Dollar and Fifty Cents ($1.50); whichever is greater by the ultimate customer or sales agency, before tax and sales commission has been deducted, same to be payable on the 20th day of each month following the month in which said coal is actually mined, a ton as used herein being equal to 2,000 pounds, however, it is understood and agreed between the parties hereto that the payment of the royalty for coal actually mined, as in this Article provided, shall pay pro tanto and be credited upon the annual Minimum Rents or Royalties hereinbefore provided for in Article V hereof.


                                   ARTICLE VII

STRIKES, RIOTS, ETC.    The LESSOR agrees that if any time the said LESSEE shall
--------------------
be prevented from carrying out any or all of the covenants herein, by reasons of riots, strikes, epidemics, fires, failure of railway cars supply, or for any cause beyond the LESSEE's control, then the said Annual Minimum Royalty herein



                                      (5)
provided for shall be reduced in proportion to the time lost by said interruptions caused by the said above causes and it is further agreed that the said Annual Minimum Royalty shall be suspended and abated during such times as the LESSEE'S mine on the leased premises shall be closed or out of operation.


                                  ARTICLE VIII

STATEMENTS AND WEIGHTS    The LESSEE shall furnish to the LESSOR on or before
----------------------
the 20th day of each month during the term of this lease, a statement showing the quantity or number of tons of coal mined from his property during the preceeding month. The LESSOR shall have the right to check the weighing and measuring of all coal and coal products mined from the premises hereby leased. The LESSOR shall also have the right at all reasonable times during the usual business hours to verify the correctness of the weights so certified to him by the LESSEE.


                                   ARTICLE IX

ACCOUNTS AND RECORDS    The LESSEE shall keep complete and accurate books of
--------------------
account and record all coal mined from the leased premises, and either shipped from or used upon said premises, and the said books and records shall at all reasonable times during the usual business hours be open to the inspection of the LESSOR, his authorized officer, agents, or assigns, for the purpose of comparing and verifying the accounts and statements rendered by the LESSEE as aforesaid.


                                    ARTICLE X

REGULATIONS    The workings by the LESSEE of the mine on the leased premises
-----------
shall be governed by the following regulations:

           (a)  The LESSEE shall work and mine the coal on the leased premises in a diligent, effectual and workmanlike manner, in conformity with approved and suitable methods of current mining, and in
WORKINGS        conformity also with all laws and all regulations made by
--------        authority of law which may

                                      (6)
                from time to time be in force in respect of the workings of coal mines and the safety of employees therein, and the LESSEE will
WORKINGS        hold the LESSOR free from damage to persons or property
--------        resulting from the mining operations of the LESSEE hereunder.

           (b)  The LESSEE will be responsible for any pollutions of streams which might result from coal and coal products, slack, dirt, slate, sawdust, and other waste materials deposited by the
                LESSEE on the leased premises; and the LESSEE shall endemnify
POLLUTIONS      the LESSOR and hold him harmless from all claims, demands,
----------      judgements, and any other damage which might result from the mining of said coal, against him by reason of any such pollution and shall pay all cost and expenses incurred by the LESSOR in defending any such claim.

           (c)  It is understood and agreed by the parties hereto that the foregoing indemnification provisions are limited to those
                claims, costs, fines, expenses and damages arising as a
CLAIMS          proximate result of action or inaction by the LESSEE, its agents
------          or servants in connection with mining upon the leased premises.

SECURE     (d)  The LESSEE shall at all times keep the workings and works in
------          secure and proper condition, suitable for the immediate
CONDITION       continuance of mining and shipping coal therefrom to the full
---------       extent of their capacity.

                                  ARTICLE XI

                TIMBER    The LESSOR reserves all the timber on the leased
                ------
                premises, except such timber as may be required by the LESSEE for building roads, tipples, and other structures necessary for mining said coal.


                                      (7)

                                   ARTICLE XII

      CONTROL OF EMPLOYEES    The LESSOR shall have no control over the
      --------------------
      employees of the LESSEE or the operation or other works on the leased premises.



                                  ARTICLE XIII

      RECOUP In the event the LESSEE shall fail during any year of the term of
      ------
      this lease to mine a sufficient quantity of coal from the leased premises, which at the royalty rate for coal actually mined, herein provided for, will fully pay the annual Minimum Royalty for such year, as herein set out, then and in such event, it is expressly agreed between the LESSOR and the LESSEE that the LESSEE shall have the privilege during the next suceeding Two (2) years of mining, free from royalties, a sufficient quantity of coal over and above the quantity required to yield the said annual minimum royalty, to reimburse itself for any deficiency that may have occured during said year in which there was such a deficiency.


                                   ARTICLE XIV

      WORKMAN'S COMPENSATION    LESSEE shall operate under the terms and
      ----------------------
      provisions of the Kentucky Workman's Compensation Act and to that end shall procure and keep in full force and effect Workman's Compensation Insurance.


                                   ARTICLE XV

      PUBLIC LIABILITY INSURANCE    LESSEE shall procure and keep in full force
      --------------------------
      and effect Public Liability Insurance with coverage limits of not less than One Hundred Thousand Dollars ($100,000.00) for personal injury per person, per accident or occurance and Three Hundred Thousand Dollars ($300,000.00) aggregate for personal injury per accident or occurance and Twenty-Five



                                      (8)

      Thousand Dollars ($25,000.00) property damage per accident or occurance.


                                   ARTICLE XVI

      SURVEYS    The LESSEE agrees to make surveys of the developments carried
      -------
      on in the mine or mines on said premises from time to time by competent engineers at their own cost, and to show all of the same with entries, rooms airways, outlets, croplines, and a section of the coal seam with its partings at distances of not more than 300 feet apart, along the tunnels,
                                             --------
      entries, and at working faces of rooms, on a map and furnish copies of same to LESSOR at Cookeville, Tennessee, at least twice each year, and LESSOR'S agents shall have reasonable access at reasonable times during the usual business hours to all of such maps retained by LESSEE for purposes herein set out.


                                  ARTICLE XVII

      INSPECTION    The LESSOR, his officers, engineers and agents with their
      ----------
      assistances, shall have the right at all reasonable times to enter the leased premises and the mines and all works and buildings of the LESSEE whether upon or under the surface, in order to inspect, examine, survey, or measure the same or any part thereof, or for any lawful purpose; and for these purposes the LESSEE shall furnish without cost reasonable means of access.


                                  ARTICLE XVIII

      BEGINNING DATE    The LESSEE agrees to begin development of the leased
      --------------
      premises upon receipt of mining permit, and to drive the necessary entries, air courses, and passages into the leased premises, such as to make their development of their coal mining operation practical and possible.





                                      (9)

                                   ARTICLE XIX

      INDEMNIFY LESSOR    The LESSEE shall indemnify the LESSOR against and hold
      ----------------
      him harmless from all loss, damage, claim, or liability caused by the act or default of the LESSEE or of any person claiming through or under the LESSEE which claim arises from LESSEE'S operation on the leased premises.


                                   ARTICLE XX

      HAULAGE    LESSEE is engaged in the mining and processing of coal from
      -------
      other leaseholds in the vicinity of the subject leasehold, and in carrying out its overall mining plans and development, it may desire to transport refuse from these other nearby leaseholds and from its washing and processing plant on or across the subject leasehold to the refuse area designated on the attached map; in such case, the LESSEE may do so, at no cost to LESSEE. If merchantable coal has been mined and minimum not being paid the wheelage will be Fifteen Cents (l5c) a ton.


                                   ARTICLE XXI

      LIEN    LESSOR shall have a lien upon all the buildings, improvements,
      ----
      fixtures, machinery, appliances and property of all kinds which is owned by the LESSEE or which is used in mining, handling, and hauling of the coal mined from the leased premises for the payment of all rents, royalties, and other monies which may at anytime become due from the LESSEE to the LESSOR hereunder; which lien shall be prior and superior to any and all other liens on or rights in said buildings, improvements, fixtures, machinery, and other property except as by law provided to the contrary.


                                  ARTICLE XXII

      LANDLORD REMEDIES    All rents, royalties and other monies which may at
      -----------------
      any time become due from the LESSEE to the LESSOR hereunder shall be deemed and treated as rents reserved for the use of the leased premises; and the LESSOR shall have in respect thereof all the rights and remedies of a Landlord for the recovering of rents under the law of the State of Kentucky.

                                     (10)

                                 ARTICLE XXIII

      ADDRESS CHANGE    Each of the parties shall keep the other informed of an
      --------------
      address to which any notice provided for in this lease may be sent; and any notice shall be deemed effectively given if personally delivered or mailed in a sealed wrapper with postage prepaid to such address.


                                 ARTICLE XXIV

      ENGINEERS    The words "Engineer of the LESSOR" whenever used herein shall
      ---------
      mean any engineer whom the LESSOR shall designate as authorized to act for him in respect of the particular matter referred to; and such designation may be changed from time to time by the LESSOR, and different matters.


                                  ARTICLE XXV

      SUCCESSORS    All the terms, provisions, conditions, covenants,
      ----------
      obligations, reservation, and restriction in this lease contained shall be binding upon and inure to the benefit of the successors, legal representatives and assigns, of the parties hereto respectively.


                                 ARTICLE XXVI

      TERMINATION    At the termination of this lease the LESSEE has the right
      -----------
      to remove all the working tools, instruments used in mining, machinery, steel tipples, coal bins, engines, boilers, fans, pumps, ropes, weighing scales, rails, and all other personal property placed upon the premises by the LESSEE. All other permanent improvements placed upon the premises shall become the property of the LESSOR and the LESSEE does not have the right to remove such appurtenances. The LESSEE shall not remove the property until all rents and royalties and other monies due the LESSOR are paid and the agreements of this lease are fully complied with.





                                     (11)

                                  ARTICLE XXVII

      TRANSFER    The LESSEE shall not have the right to transfer this lease to
      --------
      any person, partnership, firm or corporation without the written consent of the LESSOR having first been obtained. In the event the LESSOR agrees that LESSEE may transfer said lease, he agrees that he will not unreasonably withhold such permission.


                                  ARTICLE XXVII

      TAXES    The LESSEE further agrees to assess and pay all taxes levied upon
      -----
      the improvements, fixtures, and machinery placed on the property by the LESSEE and the LESSOR is to pay all taxes levied upon or assessed against the real property hereby leased. As long as the lease is in effect the coal is to be considered property of the LESSEE and all Taxes levied against coal are to be paid by LESSEE.


                                  ARTICLE XXIX

      INTOXICATING LIQUORS    Neither the LESSEE nor the LESSOR shall authorize
      --------------------
      or knowingly permit the introduction, sale or barter of intoxicating liquors upon the leased premises, or upon any lands adjacent thereto which may be owned or controlled by the LESSEE or by the LESSOR respectively.


                                   ARTICLE XXX

      BREACH    Should any breach of the provisions of this contract be made by
      ------
      LESSEE and the LESSOR shall not avail himself of the right of the forfeiture herein provided, such failure to do so shall not be held or taken to be a waiver of any other failures, default or defaults thereafter occuring.



                                  ARTICLE XXXI

      CANCELLATION    This lease shall at the option of the LESSOR be forfeited
      ------------
      and become null and void:

               (1) If the LESSEE shall make any assignment for the benefit of creditors or voluntarily go into bankruptcy; or shall suffer any judgement or attachment to


                                     (12)
                    be entered or filed against said premises or any of the
BANKRUPTCY          property thereon and shall not within Sixty (60) Days
----------          thereafter either secure or discharge the same;

                    or shall by reason of bankruptcy or insolvency or otherwise
INSOLVENCY          become incapable of fulfilling any of the terms,
----------          conditions, and covenents of this lease.

             (2)    If the LESSEE does not mine coal from the leased premises
REQUIRED TO         for a period of Sixty (60) Days after Beginning Date, unless
-----------         he is prevented from doing so for the reasons set out in
MINE COAL           article VII hereof.
---------


                                  ARTICLE XXXII

      LESSOR'S OPTION TO CANCEL    Should the LESSEE fail for a period of Thirty
      -------------------------
      (30) Days after royalty shall become due and payable to pay said royalty herein provided, or fail to perform any of the covenenants, agreements, or stipulations herein contained, then the LESSOR shall have the right and option to cancel this lease upon giving the LESSEE Thirty (30) Days written notice by Certified Mail of his intention to do so, however, if the covenants, agreements, and stipulations complained of by the LESSOR are corrected by LESSEE within Thirty (30) Days after notice is received, the LESSEE may avoid such forfeiture.


                                 ARTICLE XXXIII

      LESSEE'S RESPONSIBILITY     LESSEE agrees to be responsible and to hold
      -----------------------
      the LESSOR free and harmless from all claims of damage to other property or persons resulting from the mining, deposit or dumping of refuse from the mines or workings upon the surface of said land.



                                 ARTICLE XXXIV

      RAILROAD WEIGHTS    Railroad weights shall govern all settlements for
      ----------------
      royalty on coal marketed by rail, except any of same that may be mixed with coal mined from other properties, and in that event such coal shall be weighed on LESSEE'S mine belt or tipple


                                     (13)
      scales, or by measuring the worked out areas each month by a competent engineer to determine the weight and/or tons of coal removed during the preceeding calendar month, upon which said royalty is to be paid. Said weights are to be certified to the LESSOR by the LESSEE and any such coal otherwise marketed shall be settled for on the same weighed basis as that for which LESSEE received pay.


                                  ARTICLE XXXV

      CO-MINGLED    It is understood that if coal from the herein leased
      ----------
      premises shall be dumped over the same tipple with coal mined from other properties or which may also be owned by or under lease to said LESSEE, thereby mixing same and preventing the royalty accounting for such coal on the basis of railroad weights, that as to such coal so mixed the LESSEE agrees to keep a separate account and use separate and clearly distinct check numbers, car or truck numbers for the coal removed from the herein leased premises from the check, car, or truck numbers of coal removed from other premises and as stated above, settlement for such coal shall be made by weighing the coal over the scales at the headhouse or the tipple.


                                  ARTICLE XXXVI

      GENERAL WARRANTY    The LESSOR warrants generally his title to the said
      ----------------
      mineral and does hereby covenant with the LESSEE that he is seized title to said mineral; that he has full power, right and authority to lease or otherwise alien the same; that same is free and clear of any and all liens and encumbrances and that the LESSEE shall have quiet and peaceful possession and enjoyment of the said property for the purposes herein set out.


           IN TESTIMONY WHEREOF, the LESSOR has hereunto affixed his signature, and the LESSEE has caused this instrument to be executed by Mountain Land And Reclamation, Inc., this the day and year first hereinabove written.

                                                       (Executed in Duplicate)


                                     (14)

                                            BY: /s/ William C. Francis AGENT
                                            ------------------------------------
                                            SALLY BAILEY FRANCIS HEIRS


                                            MOUNTAIN LAND AND RECLAMATION, INC.

                                            /s/ John Baugues
                                            ------------------------------------
                                            JOHN BAUGUES              PRESIDENT


This instrument was prepared
by William C. Francis,
Cookeville, Tennessee.

/s/ William C. Francis
------------------------

STATE OF TENNESSEE:

COUNTY OF PUTNAM  :

          The foregoing Lease Agreement was produced before me in my said county and duly acknowledged by WILLIAM C. FRANCIS, Agent for Sally Bailey Francis Heirs, as LESSOR, therein, on this 16 day of Nov, 1988.


                                         /s/ Betty Brotherton
                                         ---------------------------------------
                                         NOTARY PUBLIC, PUTNAM COUNTY, TENNESSEE

My commission expires:

July 27, 1992
-------------

STATE OF KENTUCKY:

COUNTY OF HARLAN :

          The foregoing Lease Agreement was produced before me in my said county and John Baugues, President of Mountain Land Reclamation, Inc., a Tennessee Corporation, duly acknowledged and executed said lease on behalf of the corporation, on this 21st day of November, 1988.


                                         /s/ Joan S. Yeary
                                         ---------------------------------------
                                         NOTARY PUBLIC, HARLAN COUNTY, KENTUCKY

My commission expires:

Jan. 15, 1990
-------------




                                     (15)

                              [MAP APPEARS HERE]

                               SUPPLEMENTAL LEASE
                               ------------------


THIS CONTRACT, made and entered into this the 16th day of May, 1989, by and between WILLIAM C. FRANCIS, Agent, for Sally Bailey Francis Heirs, of Cookeville, Tennessee, Party of the FIRST PART, hereinafter called LESSOR and MOUNTAIN LAND AND RECLAMATION, INC. by: John Baugues, President, Post Office Box 1626, Knoxville, Tennessee 37901, Party of the SECOND PART, hereinafter called LESSEE.



                             W I T N E S S E T H:
                             -------------------

THAT, WHEREAS, the LESSOR heretofore, by a certain writing dated the 16th day of November, 1988, leased to LESSEE, the seams of coal, described in said writing with the privilege to mine said seams of coal therefrom, said writing is hereby referred to and made a part hereof as fully as if the same were copied herein at length.

WHEREAS, the LESSOR owns a tract of land hereinafter described and said LESSOR desires to add to the said leasehold, now held by LESSEE, and LESSEE desires to lease, all the mineable and merchantable coal in, on, and under the hereinafter described tract of land:



                    BEGINNING at the intersection of El Gap Branch with the Clover Fork of the Cumberland River; THENCE with the meanders of El Gap Branch to the top of Little Black Mountain, said mountain being the dividing line between the State of Kentucky and the State of Virginia; THENCE in a westerly direction along the crest of said mountain to the intersection with Pine Branch; THENCE with the western ridge defining the watershed boundary of Pine Branch in a northerly direction to the centerline of the Clover Fork of the Cumberland River; THENCE up the centerline of the Clover Fork to the BEGINNING, and containing approximately 337.81 acres more or less.

                    This boundary is listed as tracts #1, #2, and Wright Short on the attached map.


            Except as modified, all terms and conditions of the existing lease dated the 16th day of November, 1988, shall remain in full force and effect.


                                      (1)

    IN TESTIMONY WHEREOF, the LESSOR and LESSEE have hereunto affixed

their signatures.                                   (Executed in duplicate.)

                                     BY: /s/ William C. Francis        AGENT
                                     -------------------------------------------
                                            SALLY BAILEY FRANCIS HEIRS



                                     MOUNTAIN LAND AND RECLAMATION, INC.


                                     /s/ John Baugues
                                     -------------------------------------------
                                         JOHN BAUGUES                 PRESIDENT


This instrument was prepared
by William C. Francis,
Cookeville, Tennessee.


/s/ William C. Francis
----------------------

STATE OF TENNESSEE:

COUNTY OF PUTNAM  :

          The foregoing Lease Agreement was produced before me in my said county and duly acknowledged by WILLIAM C. FRANCIS, Agent for Sally Bailey Francis Heirs, as LESSOR, therein, on this 16 day of May, 1989.


                                       /s/ Betty Brotherton
                                       ---------------------------------------
                                       NOTARY PUBLIC, PUTNAM COUNTY, TENNESSEE
My commission expires:
July 27, 1992
------------------------


STATE OF KENTUCKY:

COUNTY OF HARLAN :

          The foregoing lease agreement was produced before me in my said county and John Baugues, President of Mountain Land Reclamation, Inc., a Tennessee Corporation, duly acknowledged and executed said lease on behalf of the corporation, on this 6th day of June 1989.

                                          /s/Paula Skidmore
                                          --------------------------------------
                                          NOTARY PUBLIC, HARLAN COUNTY, KENTUCKY

My commission expires:
November 28, 1992
----------------------

                                      (2)

                              [MAP APPEARS HERE]

                               SUPPLEMENTAL LEASE
                               ------------------


     This contract made and entered into this the 25th day of August 1991, by and between William C. Francis, Agent, for Sally Bailey Francis Heirs of Cookeville, Tennessee, Party of the First Part; hereinafter called Lessor and Mountain Land & Reclamation, Inc. by John Baugues, President, Post Office Box 50603, Knoxville, Tennessee, 37950, Party of the Second Part, hereinafter called Lessee.


                                  WITNESSETH:
                                  -----------


     That, whereas, the Lessor heretofore, by a certain writing dated 16th day of November 1988 and Supplemental Lease dated 16th day of May 1989, leased to Lessee, the seams of coal, described in said writing with the privilege to mine said seams of coal therefrom, with the exception of the Darby Seam of coal previously leased to Karst-Robbins Coal Company, Inc. of Louellen, Kentucky by lease dated 31st day of August 1984.

     That, whereas, an order was filed in United States Bankruptcy Court by Hon. Joe Lee, Chief Judge U.S. Bankruptcy Court on 13th day of August 1991. It was hereby ordered and adjudged that on the basis of arguments of counsel and the review of the written motion, with exhibits thereto, as set forth above, the above mentioned Lease dated August 31, 1984, was terminated prior to Order for Relief herein, and therefore shall not assumable or assignable, and it is further ordered and adjudged that the property as set forth in the aforementioned Lease are and shall be free of any interest of the Debtor, the Estate of the Debtor and of this proceeding.

     Therefore the Darby Seam of coal is hereby added to the lease dated 16th day of November, 1988 and Supplemental Lease dated 16th day of May 1989 and made a part hereof as fully as if the same were copied herein at length.

     In Testimony whereof, the Lessor and Lessee have hereunto affixed their signatures.

                                        BY:  /s/ William C. Francis     Agent
                                        -------------------------------------
                                             SALLY BAILEY FRANCIS HEIRS



                                        MOUNTAIN LAND & RECLAMATION, INC.


                                        /s/ John Baugues
                                        -------------------------------------
                                        JOHN BAUGUES          PRESIDENT

This instrument was prepared
by William C. Francis,
Cookeville, Tennessee.


/s/ William C. Francis, Agent
-----------------------------


STATE OF TENNESSEE:

COUNTY OF PUTNAM  :

     The foregoing Lease Agreement was produced before me in my said county and duly acknowledged by WILLIAM C. FRANCIS, Agent for Sally Bailey Francis Heirs, as LESSOR, therein, on this 27th day of August, 1991.

                                                  /s/ Betty Brotherton
                                         ---------------------------------------
                                         NOTARY PUBLIC, PUTNAM COUNTY, TENNESSEE

My commission expires:
July 27, 92
---------------------

STATE OF KENTUCKY:

COUNTY OF HARLAN :

     The foregoing lease agreement was produced before me in my said county and John Baugues, President of Mountain Land & Reclamation, Inc., a Tennessee Corporation, duly acknowledged and executed said lease on behalf of the corporation, on this 5th day of September, 1991.


                                                  /s/ Paula R. Skidmore
                                          --------------------------------------
                                          NOTARY PUBLIC, HARLAN COUNTY, KENTUCKY
My commission expires:

11-28-92
----------------------

                                      (2)

                              ASSIGNMENT OF LEASES
                              --------------------


     THIS ASSIGNMENT OF LEASES (the "Assignment"), made and entered into this the 13 day of September, 1991, by and between Mountain Land & Reclamation
    --
Services, Inc. (also known as Mountain Land and Reclamation, Inc.), a Tennessee corporation (hereinafter "Assignor") and Ark Land Company, a Delaware corporation (hereinafter "Assignee").

                              W I T N E S S E T H:

          WHEREAS, by Agreement of Purchase and Sale of Assets dated
September 13, 1991 between Assignor, Assignee and Pine Mountain Coal Company
          --
(hereinafter "Asset Agreement"), Assignor agreed to assign to Assignee, upon the terms set forth in the Asset Agreement those certain leases identified on Schedule A, copies of which are attached hereto and incorporated herein by reference (the "Leases");

     NOW, THEREFORE, for Ten Dollars ($10.00) cash in hand paid and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor has bargained and sold and does hereby transfer, assign, set over, deliver, release and relinquish unto Assignee, its successors and assigns, all of its right, title and interest in and to the Leases.

     TO HAVE AND TO HOLD the Leases and all rights and privileges of Assignor incident thereto or accruing thereunder together with all rights and privileges appurtenant thereto, unto Assignee, its successors and assigns forever.

     In consideration of and as an inducement to Assignee to purchase and take assignment of the Leases, Assignor has made certain representations, warranties and covenants which are contained in the Asset Agreement. In lieu of restating all of said representations, warranties and covenants, Assignor hereby incorporates by reference all of the representations, warranties and covenants on the part of Assignor contained in the Asset Agreement, to the same extent as if said representations, warranties and covenants were specifically set forth herein.

     Assignee covenants and agrees with Assignor to assume all of Assignor's rights and obligations under the Leases arising on or after the date hereof, together with such other rights and obligations which Assignee agreed to assume in the Asset Agreement, to the same extent as if said rights and obligations were specifically set forth herein.

     IN WITNESS WHEREOF, the parties have executed this Assignment as of the date and year first above written.

                                    MOUNTAIN LAND & RECLAMATION
                                    SERVICES, INC.

                                    By: /s/ John P. Baugues Jr.

                                    Its: PRESIDENT


                                    ARK LAND COMPANY


                                    By: /s/ Steven E. McCurdy

                                    Its: President

State of Tennessee )
                   : SS
COUNTY OF  Knox    )
          --------

          The foregoing instrument was acknowledged before me this 11th day of
                                                                   ----
September, 1991, by John P. Baugush Jr. of Mountain Land & Reclamation Services,
                    -------------------
Inc., its President.
          ---------

          My commission expires: 10/17/94.
                                 --------

                          /s/ [SIGNATURE APPEARS HERE]
                          ----------------------------
                          NOTARY PUBLIC



COMMONWEALTH OF MISSOURI )
                         : SS
COUNTY OF ST. CHARLES    )
          ---------------

          The foregoing instrument was acknowledged before me this 16th day of
                                                                   --
September, 1991, by Steven E. McCurdy of Ark Land Company, its President.
                    -----------------                          ---------

          My commission expires: 3/4/95.
                                 ------

                             /s/ Shelley J. Mackiewicz
[SEAL OF NOTARY PUBLIC       ------------------------
APPEARS HERE]                NOTARY PUBLIC



THIS INSTRUMENT PREPARED BY:


/s/ John R. Rhorer
---------------------------
John R. Rhorer, Jr.
WYATT, TARRANT & COMBS
Lexington Financial Center
250 West Main Street
Lexington, Kentucky 40507
(606) 233-2012

                                   SCHEDULE A
                                   ----------


l. Lease Contract dated November 16, 1988 by and between William C. Francis, agent for Sally Bailey Francis heirs, as lessor and Mountain Land and Reclamation, Inc., as lessee.

2. Supplemental Lease dated May 16, 1989 by and between William C. Francis, agent for Sally Bailey Francis heirs, as lessor and Mountain Land and Reclamation, Inc., as lessee, supplementing Lease No. 1 above.

3. Supplemental Lease dated August 25, 1991 by and between William C. Francis, agent for Sally Bailey Francis Heirs, as lessor and Mountain Land & Reclamation, Inc. as lessee, supplementing Lease No. 1 and 2 above.

4. Lease Contract dated November 21, 1988 by and between Virgil Eversole Estate, by Clark Bailey, executor, as lessor and Mountain Land and Reclamation, Inc., as lessee.

                          AMENDMENT TO LEASE CONTRACT

     THIS AMENDMENT is made and entered into this 23rd day of December, 1992, by
                                                  ----        --------     -
and between WILLIAM C. FRANCIS, agent for SALLY BAILEY FRANCIS HEIRS ("Lessor"),

and ARK LAND COMPANY ("Ark"), a Delaware corporation.


                          ****RECITALS****

     By Lease Contract dated November 16, 1988, as amended by a certain Supplemental Lease dated May 16, 1989 and by Supplemental Lease dated August 25, 1991 (the "Lease Contract"), Lessor leased to Mountain Land and Reclamation, Inc., predecessor to Ark, all of the coal underlying certain property located in Harlan County, Kentucky.

     Lessor and Ark wish to amend the Lease Contract in accordance with the terms set forth in this Amendment.

     For and in consideration of the mutual promises and covenants contained in the Lease Contract and in this Amendment, Lessor and Ark agree as follows:

                                     ****

     l.  Effective November 16, 1992, the certain yerly rental provided for in
Article V ("Minimum Royalty") shall be Thirty Thousand Dollars ($30,000.00) per year.

     2.  Article VI shall be deleted and shall be replaced to read as follows:

          The LESSEE does further agree to pay to the LESSOR as tonnage royalty the greater of six percent (6%) of the gross sale price for each ton (2,000 lbs.) of coal mined from the premises and sold to the ultimate consumer or One Dollar and Fifty Cents ($1.50) per ton. For purposes of calculating tonnage royalties, gross sales price shall be defined as the actual price at which the coal mined from the leased premises is sold f.o.b. tipple, in an arms-length transaction to the ultimate consumer, less costs for transportation from the mine mouth to the tipple but without deduction for taxes and sales commission. Tonnage royalties shall be calculated on a clean or washed basis and shall be due and payable on or before the 20th day of the month following the month in which the coal is mined and sold from the premises.

     3.  Article XIII shall be deleted and shall be replaced to read as follows:

          Minimum Royalties paid pursuant to Article V shall be fully recoupable during the term of this Lease against tonnage royalties as they become due and payable pursuant to Article VI of the lease.

Lessor and Ark understand and agree that any Minimum Royalties paid and not recouped as of the effective date of this Amendment may be recouped over the entire term of the Lease.

     4. Article XXVI shall be amended to include the following language at the end of such Article:

          LESSEE shall have the right, without further rent, royalty or charge, to enter on and upon the surface of the leased premises after the expiration or termination of the lease for the limited purpose of conducting, in a timely manner and in accordance with applicable law, all reclamation and related work necessary to secure final reclamation bond release until such time as final bond release is obtained.

     5. The first sentence of Article XXVII shall be deleted and replaced to read as follows:

          The LESSEE shall not have the right to transfer this lease to any person, firm or corporation without the written consent of the LESSOR having first been obtained; provided, however, LESSEE may, without the prior written consent of the LESSOR, assign, sublease or transfer this lease or any interest herein to the parent or any affiliate of the LESSEE.

     6.  This Amendment shall be effective November 16, 1992.

     7. The Lessor acknowledges receipt of payment of Minimum Royalties due November 16, 1992 and further acknowledges that no other payments are currently due and owning from LESSEE to LESSOR under the Lease Contract.

     8.  All terms of the Lease Contract, as amended, shall remain in effect.

     The parties have caused this Amendment to be executed the date set forth on page one.


                               SALLY BAILEY FRANCIS HEIRS


                               By:    /s/ William C. Francis
                                      ----------------------------------
                                      William C. Francis,
                                      individually and as agent and attorney-in-
                                      fact for Phillip M. Francis, Ann Knott,
                                      Pearl Seymour, Bailey Francis and Boyd
                                      Francis


                               ARK LAND COMPANY


                               By:    /s/ Michael D. Bauersachs
                                      ----------------------------------
                               Title: Vice President
                                      ----------------------------------

                           AMENDMENT TO LEASE CONTRACT


           THIS AMENDMENT is made and entered into this 1st day of Sept., 1995, by and between WILLIAM C. FRANCIS, agent for SALLY BAILEY FRANCIS HEIRS ("Lessor"), and ARK LAND COMPANY ("Lessee"), a Delaware corporation.

                             W I T N E S S E T H:


           WHEREAS, by Lease Contract dated November 16, 1988, as variously amended, Lessor leased to Mountain Land and Reclamation, Inc., predecessor to Lessee, all of the coal underlying certain property located in Harlan County, Kentucky (the "Premises").

           WHEREAS, Lessor and Lessee wish to amend the Lease Contract in accordance with the terms set forth in this Amendment.

           For and in consideration of the mutual promises and covenants contained in the Lease Contract and in this Amendment, Lessor and Lessee agree as follows:

           1. For each and every ton of coal mined and removed from the Premises, Lessee shall be entitled to deduct from the gross realization upon which tonnage royalty is calculated a total of Two Dollars ($2.00) per ton as transportation costs regardless of the method of transporting the coal from the mine mouth to the tipple and regardless of the actual transportation costs incurred by Lessee, if any, in transporting the coal from the mine mouth to the tipple.

           2. All other terms of the Lease Contract, as amended, shall remain in effect.

           IN WITNESS WHEREOF, the parties have caused this Amendment to be executed the date set forth above.

                              Sally Bailey Francis Heirs

                              By: /s/ William C. Francis
                                  -----------------------------------------
                              William C. Francis, individually and as agent and attorney-in-fact for Phillip M. Francis, Ann Knott, Pearl Seymour, Bailey Francis and Boyd Francis



                              Ark Land Company

                              By: /s/ Steven E. McCurdy
                                  -----------------------------------------

                              Its: EXEC. VICE PRESIDENT
                                  -----------------------------------------

                 [LETTERHEAD OF ARKLAND COMPANY APPEARS HERE]

                                 March 17, 1997



Mr. Clark Bailey, Jr.
Attorney-in-Fact for
   William C. Francis,
   Individually and as Agent
   Sally Bailey Francis Heirs
P.O. Box 747
Harlan, KY  40831

           RE: Lease dated November 16, 1988, as amended (the "Lease") , between Sally Bai1ey Francis Heirs, as lessors, and Ark Land Company, as lessee (KY-7072)

Dear Mr. Bailey:

           This letter shall confirm our agreement to increase the comprehensive general liability insurance limit provided for in Article XV of the Lease to the combined single limit of $1,000,000 for personal injury and property damage. All other terms of the Lease shall remain in full force and effect.

           Please acknowledge your agreement to the terms of this amendment by signing this letter in duplicate where indicated below.

                                            Very truly yours,

                                            /s/ Steven E. McCurdy

                                            Steven E. McCurdy


AGREED TO AND ACCEPTED THIS 19th DAY OF March, 1997.

SALLY BAILEY FRANCIS HEIRS


By:    /s/ Clark Bailey, Jr.
    -------------------------------
    Clark Bailey, Jr.,
    Attorney-in-Fact for
    William C. Francis, individually,
    and as agent for Sally Bailey Francis Heirs